AMERICAN AADVANTAGE FUNDS
AMR Class
Institutional Class
PlanAhead Class

Supplement dated October 11, 2000 to the Prospectuses dated March 1, 2000

Under the section titled The Investment Advisers, the paragraph describing Barrow, Hanley, Mewhinney & Strauss, Inc. is hereby changed to read as follows:

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("Barrow"), 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204, is a professional investment counseling firm which has been providing investment advisory services since 1979. The firm is wholly owned by United Asset Management Corporation, a Delaware corporation, which is a wholly-owned subsidiary of Old Mutual plc, an international financial services group. As of December 31, 1999, Barrow had discretionary investment management authority with respect to approximately $29.1 billion of assets, including approximately $1.3 billion of assets of AMR and its subsidiaries and affiliated entities. Barrow serves as an investment adviser to the Balanced, Large Cap Value, Intermediate Bond and Short-Term Bond Funds, although the Manager does not presently intend to allocate any of the assets in the Short-Term Bond Fund to Barrow.